THE ADVISORS' INNER CIRCLE FUND


                     UNITED ASSOCIATION S&P 500 INDEX FUND

                        SUPPLEMENT DATED AUGUST 22, 2013
                                     TO THE
   CLASS I AND CLASS II SHARES PROSPECTUS (THE "PROSPECTUS") AND STATEMENT OF
                       ADDITIONAL INFORMATION (THE "SAI")
                              DATED MARCH 1, 2013

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SAI, AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS AND SAI.

The Board of Trustees (the "Board") of The Advisors' Inner Circle Fund (the "Trust"), at the recommendation of PNC Capital Advisors, LLC ("PNC"), the investment adviser of the United Association S&P 500 Index Fund (the "Fund"), has determined that it is in the best interest of the Fund and its shareholders to cease operations and liquidate any remaining assets on a pro rata basis to shareholders, and has approved the closing and liquidation of the Fund. Effective August 23, 2013, the Fund will be closed to new investments. The Fund is expected to cease operations and liquidate on or about October 25, 2013 (the "Liquidation Date"). Prior to the Liquidation Date, shareholders may redeem
(sell) their shares in the manner described under "How do I Redeem Fund Shares?" on pages 10-12 of the Prospectus. For those Fund shareholders that do not redeem
(sell) their shares prior to the Liquidation Date, the Fund will distribute to such shareholder, on or promptly after the Liquidation Date, a liquidating cash distribution equal in value to the shareholder's interest in the net assets of the Fund as of the Liquidation Date.

In anticipation of the liquidation of the Fund, PNC may manage the Fund in a manner intended to facilitate its orderly liquidation, such as by raising cash or making investments in other highly liquid assets. As a result, during this time, all or a portion of the Fund may not be invested in a manner consistent with its stated investment strategies, which may prevent the Fund from achieving its investment objective.

The liquidation distribution to shareholders will be treated as a payment in exchange for their shares and will generally be a taxable event. You should consult your personal tax advisor concerning your particular tax situation.



              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.



                                                                 UAF-SK-008-0100